UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 3, 2005

Hudson Highland Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50129	59-3547281
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Third Avenue New York, NY 10017
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (212) 351-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On February 3, 2005, Hudson Highland Group, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2004. A copy of such press release is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.1	Press Release of Hudson Highland Group, Inc. issued on February 3, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC. (Registrant)
By:	/s/ RICHARD W. PEHLKE
Richard W. Pehlke Executive Vice President and Chief Financial Officer Dated: February 3, 2005

Hudson Highland Group, Inc.
Current Report on Form 8-K

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Hudson Highland Group, Inc. issued on February 3, 2005.

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